Intangible Assets	12 Months Ended
Dec. 31, 2022
Intangible Assets Disclosure [Abstract]
Intangible assets

13. Intangible assets

	Software	Copyrights	Total
	RMB’000	RMB’000	RMB’000
Cost
At January 1, 2021	391	276,863	277,254
Additions - acquired separately	64	237,557	237,621
At December 31, 2021	455	514,420	514,875
Additions - acquired separately	—	19,852	19,852
At December 31, 2022	455	534,272	534,727
Accumulated amortisation
At January 1, 2021	(379)	(13,774)	(14,153)
Charge for the year	(30)	(8,392)	(8,422)
At December 31, 2021	(409)	(22,166)	(22,575)
Charge for the year	(23)	(18,603)	(18,626)
At December 31, 2022	(432)	(40,769)	(41,201)
Accumulated impairment loss
At January 1, 2021	—	—	—
Charge for the year	—	—	—
At December 31, 2021	—	—	—
Charge for the year	—	(427,314)	(427,314)
At December 31, 2022	—	(427,314)	(427,314)
Net carrying amount
At December 31, 2022	23	66,189	66,212
At December 31, 2021	46	492,254	492,300

The recoverable amount of copyrights of RMB66189 as at December 31, 2022 has been determined based on a value in use calculation using cash flow projections from financial budgets approved by senior management covering a five-year period. The projected cash flows have been updated to reflect the decreased demand for subscriptions. The pre-tax discount rate applied to cash flow projections is 19.7% as at December 31, 2021 and 15.86% as at December 31, 2022 and cash flows beyond the five-year period are extrapolated using a 3.0% growth rate as at December 31, 2021 and 2022. It was concluded that the carrying amount did not exceed the value in use. As a result of this analysis, management has recognised an impairment charge of RMB427,314 in the current year against intangible assets with carrying amounts of RMB492,254 as at December 31, 2021. The impairment charge is recorded within other losses in the statement of profit or loss.